SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 15, 2003

TRIMERIS, INC.

(Exact name of registrant)

Delaware	0-23155	56-1808663
(State of organization)	Commission File Number	(I.R.S. Employer Identification Number)

3518 Westgate Drive, Suite 300, Durham, North Carolina 27707

(Address of principal executive offices and zip code)

(919) 419-6050

(Registrant’s telephone number)

ITEM 12.	RESULTS OF OPERATION AND FINANCIAL CONDITION

On October 15, 2003, Trimeris, Inc. held a webcast to discuss its financial results for the third quarter of 2003. A transcript of this webcast is attached hereto as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under this Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ Dani P. Bolognesi

Dani P. Bolognesi
Chief Executive Officer and
Chief Scientific Officer

Dated October 17, 2003